Exhibit 99.1

For Immediate Release

SOLO CUP ANNOUNCES IMPROVED THIRD QUARTER PERFORMANCE

Gross Margin and Operating Cash Flow Increase over Third Quarter 2007

HIGHLAND PARK, Ill., November 12, 2008 – Solo Cup Company (the “Company”), a leading provider of single-use products used to serve food and beverages, today announced its fiscal third quarter 2008 financial results.

Third Quarter 2008 Results

For the quarter ended September 28, 2008, the Company reported net sales of $462 million compared to $527 million for the quarter ended September 30, 2007, and gross margin of 13.0% compared to 11.7% for the respective quarters. Excluding a $4.5 million charge for severance and other costs related to plant consolidation in the current quarter, gross margin was 13.9%. Lower sales volumes reflect the divesture of non-core product lines, continued consolidation of the product portfolio and softened demand in North American markets. Despite a challenging raw material and energy market, gross margin improved due to continued efficiency improvements, capital investment and a favorable product mix.

Operating income for the quarter ended September 28, 2008, was $13 million compared to $21 million for the third quarter of 2007. Losses on the disposal of outdated equipment were $3 million compared to a gain on asset disposals of $10 million in the year ago quarter. Selling, general and administrative expense decreased $7 million in the third quarter of 2008 compared to the same quarter in 2007.

“Continuing to execute on our previously established strategy to improve our cost structure has served Solo well during these difficult economic times,” said Robert M. Korzenski, president and chief executive officer, Solo Cup Company. “As a result, efficiency gains and investment in growth platforms continued during the third quarter, enabling the company to better position itself for future profitable growth.”

Year-to-Date 2008 Results

For the thirty-nine weeks ended September 28, 2008, net sales were $1,443 million compared to net sales of $1,588 million for the same period in 2007. Gross margin year-to-date was 14.1% compared to 11.0% for the first thirty-nine weeks of 2007. Excluding $6.1 million in charges for severance and other costs related to plant consolidation in the current year, gross margin was 14.6%. Operating income increased by $28 million from last year driven by a 16.4% increase in gross profit and a 15.5% reduction in selling, general and administrative expenses. A loss of $13 million on the disposal of outdated equipment compared to an $11 million gain on asset disposals in 2007 offset some of the operating improvements.

Net cash provided by operating activities was $80 million from continuing operations through the third quarter of 2008 compared to $53 million in the previous year. Capital expenditures increased from $32 million year-to-date in 2007 to $52 million year-to-date in 2008. Interest expense, net, decreased $16 million compared to the prior year period, primarily attributable to lower outstanding term debt. As of September 28, 2008, the Company had $173 million of liquidity under its revolving credit facilities and cash on hand.

“The challenge of managing volatile energy and raw material costs has been made more difficult by the current economy. Fortunately, our culture of continuous improvement and customer focus has provided not only a solid foundation for the future, but also a buffer against shorter-term challenges,” said Korzenski.

The Company will host a conference call beginning at 10:00 a.m. Central Standard Time on Thursday, November 13, 2008, to discuss its third quarter financial results. The conference call may be accessed by dialing 1-888-663-2237. A replay will be available for one week after the call by dialing 1-888-203-1112 reservation number 4541469.

Solo Cup Company is a $2 billion company exclusively focused on the manufacture of single-use products used to serve food and beverages for the consumer/retail, foodservice and international markets. Solo has broad expertise in paper, plastic and foam disposables and creates brand name products under the Solo, Sweetheart and Bare by Solo™ names. The Company was established in 1936 and has a global presence with facilities in Canada, Europe, Mexico, Panama and the United States. To learn more about the Company, visit www.solocup.com.

STATEMENT REGARDING USE OF NON-GAAP MEASURES

The Non-GAAP financial measures contained herein and in the tables set forth on Schedules A and B to this press release (EBITDA, Consolidated EBITDA, Adjusted EBITDA and Pro Forma Consolidated EBITDA) are not measures of financial performance calculated in accordance with GAAP and should not be considered as alternatives to net income (loss) or any other performance measure derived in accordance with GAAP. They should be viewed in addition to, and not as a substitute for analysis of our results reported in accordance with GAAP, or as alternative measures of liquidity. Management believes that certain non-GAAP financial measures provide a view to measures similar to those used in evaluating our compliance with certain financial covenants under our Credit Agreement dated February 27, 2004, as amended and provide financial statement users meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. The pro forma adjustments and Pro Forma Consolidated EBITDA are based on currently available information and certain adjustments that we believe are reasonable and are presented as an aid in understanding our operating results. They are not necessarily indicative of (i) future results of operations that may be obtained by the Company, or (ii) the Company’s results of operations that would have occurred had the transactions described in the footnotes taken place as of January 1, 2007.

FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements. Such statements are based on management’s current reasonable and good faith expectations. A number of risks and uncertainties could cause results to differ from forward-looking statements. These risks and uncertainties include, among others, the effect of general economic and competitive business conditions, increases in energy, raw material and other manufacturing costs, the impact of our debt on our cash flow and operating flexibility, and fluctuations in demand for the Company’s products. For further details of these and other risks and uncertainties that may impact forward-looking statements and the Company’s business and financial results, see information set forth under the heading “Risk Factors” in our most recent Quarterly Report filing on Form 10-Q, our Annual Report on Form 10-K for the fiscal year ended December 30, 2007 and in our other filings made from time to time with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements as a result of new information, future events, changed assumptions or otherwise; and all forward-looking statements speak only as of the time when made. Schedules A and B is attached to this release and available on the Company’s website.

Media Contact:	Analyst Contact:
Angie Chaplin, 847-579-3503	Bob Koney, 847-579-3201
angie.chaplin@solocup.com	robert.koney@solocup.com

Schedule A

Solo Cup Company and Subsidiaries

Consolidated Statements of Operations

(In millions)

	Q3 2008	Q3 2007	YTD Q3 2008	YTD Q3 2007
Net sales	$462.2	$527.2	$1,442.7	$1,587.9
Cost of goods sold	402.2	465.6	1,238.6	1,412.6

Gross profit	60.0	61.6	204.1	175.3
Selling, general and administrative expenses	43.4	50.3	130.4	154.4
Loss (gain) on asset disposals	3.1	(10.2)	13.0	(11.5)

Operating income	13.5	21.5	60.7	32.4
Interest expense, net of interest income of $0.3, $0.2, $0.9 and $1.9	14.7	18.9	46.0	62.4
Prepayment penalty	—	—	—	1.3
Loss on debt extinguishment	—	—	—	4.0
Foreign currency exchange loss (gain), net	4.4	(1.9)	3.2	(3.6)

(Loss) income from continuing operations before income taxes	(5.6)	4.5	11.5	(31.7)
Income tax (benefit) provision	(1.2)	0.7	4.5	(1.6)

(Loss) income from continuing operations	(4.4)	3.8	7.0	(30.1)
(Loss) income from discontinued operations, net of income tax provision of $0, $2.3, $0 and $3.5	(0.2)	2.7	(0.6)	2.8

Net (loss) income	$(4.6)	$6.5	$6.4	$(27.3)

The following table reconciles EBITDA, Adjusted EBITDA, Consolidated EBITDA and Pro forma Consolidated EBITDA (non-GAAP measures) to (loss) income from continuing operations (GAAP measure), as adjusted to reflect the immaterial correction of errors described in the footnotes to the Company’s consolidated financial statements on Form 10-Q for the thirteen weeks ended September 28, 2008:

(in millions)

	Q3 2008	Q3 2007	YTD Q3 2008	YTD Q3 2007
(Loss) income from continuing operations (GAAP measure)	$(4.4)	$3.8	$7.0	$(30.1)
Interest expense, net(1)	14.7	18.9	46.0	67.7
Income tax (benefit) provision	(1.2)	0.7	4.5	(1.6)
Depreciation and amortization	19.2	22.3	59.9	68.0

EBITDA (non-GAAP measure)	28.3	45.7	117.4	104.0
Loss (gain) on asset disposals	3.1	(10.2)	13.0	(11.5)
Foreign currency exchange loss (gain), net	4.4	(1.9)	3.2	(3.6)
Asset impairment	—	—	—	2.6
Other expenses (2)	—	0.3	0.1	1.3
Long-term incentive plan	0.7	—	2.4	—

Adjusted EBITDA - Continuing Operations (non-GAAP measure)	36.5	33.9	136.1	92.8
Adjusted EBITDA - Discontinued Operations (non-GAAP measure) (4)	—	12.7	—	27.1

Consolidated EBITDA (non-GAAP measure)	36.5	46.6	136.1	119.9
Less: Pro forma adjustments(3)	—	(12.7)	—	(32.6)

Pro forma Consolidated EBITDA (non-GAAP measure)	$36.5	$33.9	$136.1	$87.3

(1)	Interest expense includes $4.0 million loss on debt extinguishment and $1.3 million prepayment penalty for the Second Lien Term Loan in third quarter 2007 year-to-date.
(2)	Other expenses include charges related to the transactions contemplated as part of the December 2006 amendments to the Company’s domestic credit facilities.
(3)

Pro forma adjustments reflect the impact of the following 2007 transactions: 1) sale and leaseback of six properties in the second quarter of 2007, 2) divestiture of Hoffmaster in the fourth quarter of 2007 and 3) divestiture of Japanese straw business in the fourth quarter of 2007.

(4)	The table below provides a reconciliation of (loss) income from discontinued operations (GAAP measure) to Adjusted EBITDA - Discontinued Operations (non-GAAP measure).

	Q3 2008	Q3 2007	YTD Q3 2008	YTD Q3 2007
(Loss) income from discontinued operations (GAAP measure)	$(0.2)	2.7	$(0.6)	2.8
Interest expense, net	—	4.7	—	14.1
Income tax provision	—	2.3	—	3.5
Depreciation and amortization	—	1.2	—	4.2

EBITDA (non-GAAP measure)	(0.2)	10.9	(0.6)	24.6
Gain on sale of property, plant and equipment	—	—	—	(0.2)
Foreign currency exchange loss, net	—	0.2	—	—
Other expenses (5)	0.2	1.6	0.6	2.7

Adjusted EBITDA - Discontinued Operations (non-GAAP measure)	$—	$12.7	$—	$27.1

(5)	Other expenses include charges related to the fourth quarter 2007 divestitures of both Hoffmaster and the Japanese straw business.

Schedule B

The following Consolidated Statements of Operations for each fiscal quarter in 2008 and 2007 have been adjusted to reflect the immaterial correction of errors described in the footnotes to the Company’s consolidated financial statements on Form 10-Q for the thirteen weeks ended September 28, 2008:

Solo Cup Company and Subsidiaries

Consolidated Statements of Operations

(In millions)

	Q1 2008	Q2 2008	Q3 2008	YTD Q3 2008
Net sales	$461.8	$518.7	$462.2	$1,442.7
Cost of goods sold	393.9	442.5	402.2	1,238.6

Gross profit	67.9	76.2	60.0	204.1
Selling, general and administrative expenses	41.7	45.3	43.4	130.4
Loss on asset disposals	7.9	2.0	3.1	13.0

Operating income	18.3	28.9	13.5	60.7
Interest expense, net	16.1	15.2	14.7	46.0
Foreign currency exchange (gain) loss, net	(0.8)	(0.4)	4.4	3.2

Income (loss) from continuing operations before income taxes	3.0	14.1	(5.6)	11.5
Income tax provision (benefit)	0.2	5.5	(1.2)	4.5

Income (loss) from continuing operations	2.8	8.6	(4.4)	7.0
Loss from discontinued operations	(0.2)	(0.2)	(0.2)	(0.6)

Net income (loss)	$2.6	$8.4	$(4.6)	$6.4

Solo Cup Company and Subsidiaries

Consolidated Statements of Operations

(In millions)

	Q1 2007	Q2 2007	Q3 2007	Q4 2007
Net sales	$483.7	$577.0	$527.2	$522.2
Cost of goods sold	448.2	498.8	465.6	447.1

Gross profit	35.5	78.2	61.6	75.1
Selling, general and administrative expenses	48.6	55.5	50.3	49.2
Loss (gain) on asset disposals	0.4	(1.7)	(10.2)	2.4

Operating (loss) income	(13.5)	24.4	21.5	23.5
Interest expense, net	21.0	22.5	18.9	17.0
Prepayment penalty	—	1.3	—	—
Loss on debt extinguishment	—	4.0	—	—
Foreign currency exchange gain, net	(0.4)	(1.3)	(1.9)	(0.5)
Other income, net	—	—	—	(0.2)

(Loss) income from continuing operations before income taxes	(34.1)	(2.1)	4.5	7.2
Income tax provision (benefit)	0.6	(2.9)	0.7	(17.8)

(Loss) income from continuing operations	(34.7)	0.8	3.8	25.0
(Loss) income from discontinued operations	(3.2)	3.3	2.7	(2.9)
Gain on sale of discontinued operations, net of income tax provision of $17.7	—	—	—	77.2

Net (loss) income	$(37.9)	$4.1	$6.5	$99.3

The following table reconciles EBITDA, Adjusted EBITDA, Consolidated EBITDA and Pro forma Consolidated EBITDA (non-GAAP measures) to income (loss) from continuing operations (GAAP measure) for each fiscal quarter in 2008, as adjusted to reflect the immaterial correction of errors described in the footnotes to the Company’s consolidated financial statements on Form 10-Q for the thirteen weeks ended September 28, 2008:

(in millions)

	Q1 2008	Q2 2008	Q3 2008	YTD 2008
Income (loss) from continuing operations (GAAP measure)	$2.8	$8.6	$(4.4)	$7.0
Interest expense, net	16.1	15.2	14.7	46.0
Income tax provision (benefit)	0.2	5.5	(1.2)	4.5
Depreciation and amortization	20.8	19.9	19.2	59.9

EBITDA (non-GAAP measure)	39.9	49.2	28.3	117.4
Loss on asset disposals	7.9	2.0	3.1	13.0
Foreign currency exchange (gain) loss, net	(0.8)	(0.4)	4.4	3.2
Other expenses (1)	0.1	—	—	0.1
Long-term incentive plan	0.8	0.9	0.7	2.4

Adjusted EBITDA - Continuing Operations (non-GAAP measure)	47.9	51.7	36.5	136.1
Adjusted EBITDA - Discontinued Operations (non-GAAP measure) (3)	—	—	—	—

Consolidated EBITDA (non-GAAP measure)	47.9	51.7	36.5	136.1
Less: Pro forma adjustments(2)	—	—	—	—

Pro forma Consolidated EBITDA (non-GAAP measure)	$47.9	$51.7	$36.5	$136.1

(1)	Other expenses include charges related to the transactions contemplated as part of the December 2006 amendments to the Company’s domestic credit facilities.
(2)	None for 2008.
(3)	The table below provides a reconciliation of loss from discontinued operations (GAAP measure) to Adjusted EBITDA - Discontinued Operations (non-GAAP measure):

	Q1 2008	Q2 2008	Q3 2008	YTD 2008
Loss from discontinued operations (GAAP measure)	$(0.2)	$(0.2)	$(0.2)	$(0.6)
Interest expense, net	—	—	—	—
Income tax provision	—	—	—	—
Depreciation and amortization	—	—	—	—

EBITDA (non-GAAP measure)	(0.2)	(0.2)	(0.2)	(0.6)
Other expenses (4)	0.2	0.2	0.2	0.6

Adjusted EBITDA - Discontinued Operations (non-GAAP measure)	$—	$—	$—	$—

(4)	Other expenses include charges related to the fourth quarter 2007 divestitures of both Hoffmaster and the Japanese straw business.

The following table reconciles EBITDA, Adjusted EBITDA, Consolidated EBITDA and Pro forma Consolidated EBITDA (non-GAAP measures) to (loss) income from continuing operations (GAAP measure) for each fiscal quarter in 2007; as adjusted to reflect the immaterial correction of errors described in the footnotes to the Company’s consolidated financial statements on Form 10-Q for the thirteen weeks ended September 28, 2008:

(in millions)

	Q1 2007	Q2 2007	Q3 2007	Q4 2007
(Loss) income from continuing operations (GAAP measure)	$(34.7)	$0.8	$3.8	$25.0
Interest expense, net(1)	21.0	27.8	18.9	17.0
Income tax provision (benefit)	0.6	(2.9)	0.7	(17.8)
Depreciation and amortization	23.0	22.7	22.3	22.9

EBITDA (non-GAAP measure)	9.9	48.4	45.7	47.1
Loss (gain) on asset disposals	0.4	(1.7)	(10.2)	2.4
Foreign currency exchange gain, net	(0.4)	(1.3)	(1.9)	(0.5)
Asset impairment	—	2.6	—	3.0
Other expenses (2)	0.3	0.7	0.3	0.1
Long-term incentive plan	—	—	—	0.9

Adjusted EBITDA - Continuing Operations (non-GAAP measure)	10.2	48.7	33.9	53.0
Adjusted EBITDA - Discontinued Operations (non-GAAP measure) (4)	3.7	10.7	12.7	2.8

Consolidated EBITDA (non-GAAP measure)	13.9	59.4	46.6	55.8
Less: Pro forma adjustments(3)	(6.5)	(13.4)	(12.7)	(2.8)

Pro forma Consolidated EBITDA (non-GAAP measure)	$7.4	$46.0	$33.9	$53.0

(1)	Interest expense includes $4.0 million loss on debt extinguishment and $1.3 million prepayment penalty for the Second Lien Term Loan in the second quarter of 2007.
(2)	Other expenses include charges related to the transactions contemplated as part of the December 2006 amendments to the Company’s domestic credit facilities.
(3)

Pro forma adjustments reflect the impact of the following three 2007 transactions: 1) sale leaseback of six properties in the second quarter, 2) divestiture of Hoffmaster in the fourth quarter and 3) divestiture of Japanese straw business in the fourth quarter.

(4)	The table below provides a reconciliation of (loss) income from discontinued operations (GAAP measure) to Adjusted EBITDA - Discontinued Operations (non-GAAP measure):

	Q1 2007	Q2 2007	Q3 2007	Q4 2007
(Loss) income from discontinued operations (GAAP measure)	$(3.2)	$3.3	$2.7	$(2.9)
Interest expense, net	4.7	4.7	4.7	4.5
Income tax provision (benefit)	0.2	1.0	2.3	(0.5)
Depreciation and amortization	1.5	1.5	1.2	0.2

EBITDA (non-GAAP measure)	3.2	10.5	10.9	1.3
Gain on sale of property, plant and equipment	(0.2)	—	—	—
Foreign currency exchange (gain) loss, net	(0.1)	(0.1)	0.2	0.1
Other expenses (5)	0.8	0.3	1.6	1.4

Adjusted EBITDA - Discontinued Operations (non-GAAP measure)	$3.7	$10.7	$12.7	$2.8

(5)	Other expenses include charges related to the fourth quarter 2007 divestitures of both Hoffmaster and the Japanese straw business.

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